Supplement to the
Fidelity® Select Portfolios®
July 31, 2001
Prospectus

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page 73.

Jeffrey Feingold is manager of Financial Services and Home Finance, which he has managed since October 2001 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Feingold has worked as a research analyst and manager.

Vincent Rivers is manager of Paper and Forest, which he has managed since October 2001. Since joining Fidelity in 2000, Mr. Rivers has worked as a research analyst and manager.

SEL-01-12 October 14, 2001
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